Item 77c Series 1


A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of The Munder Funds Trust (MFT), was held on April 28, 2003. The purpose of the
Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.


Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of The Munder Funds, Inc. (MFI), The Munder Framlington Funds Trust (MFFT) and St. Clair Funds, Inc. (St. Clair). The names of the
Directors/Trustees and the results of the election for MFT are as set forth below.


Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122



Proposal 2



The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of Munder Series Trust (MST).

The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.


         									No. of
Shares
For
******************************************************839,755,502.36
8
Against
***************************************************2,448,394.829
Abstain
***************************************************1,870,868.743
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940


Proposal 3


The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.


Proposal 3.A  Diversification

         									No. of
Shares
For
******************************************************839,894,900.76
3
Against
***************************************************2,170,149.298
Abstain
***************************************************2,009,715.879

Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.B  Borrowing
         									No. of
Shares
For
******************************************************838,889,012.40
3
Against
***************************************************3,257,831.631
Abstain
***************************************************1,927,921.906
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.C  Senior Securities
         									No. of
Shares
For
******************************************************839,493,379.49
2
Against
***************************************************2,580,177.866
Abstain
***************************************************2,001,208.582
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.D  Underwriting Securities

										No. of
Shares
For
******************************************************839,690,615.62
7
Against
***************************************************2,403,957.325
Abstain
***************************************************1,980,192.988
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.E  Real Estate
										No. of
Shares
For
******************************************************839,513,262.38
4
Against
***************************************************2,558,360.974
Abstain
***************************************************2,003,142.582
Broker Non-votes
******************************************127,530,588.000
TOTAL
***************************************************971,605,353.940
Proposal 3.F  Making Loans
										No. of
Shares
For
******************************************************838,714,952.16
0
Against
***************************************************3,359,953.199
Abstain
***************************************************1,999,860.581
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.G  Concentration of Investments
										No. of
Shares
For
******************************************************839,620,545.25
1
Against
***************************************************2,397,142.025
Abstain
***************************************************2,057,078.664
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.H  Commodities
										No. of
Shares
For
******************************************************838,996,504.25
1
Against
***************************************************3,018,289.026
Abstain
***************************************************2,059,972.663
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
******************************************************839,198,483.80
6
Against
***************************************************2,990,596.714
Abstain
***************************************************1,885,685.420
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.K  Investments for Control
										No. of
Shares
For
******************************************************839,297,641.65
4
Against
***************************************************2,773,109.704
Abstain
***************************************************2,004,014.582
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares
For
******************************************************839,057,679.32
9
Against
***************************************************3,057,234.515
Abstain
***************************************************1,959,852.096
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.M  Writing and Selling Options
										No. of
Shares
For
******************************************************838,853,147.89
6
Against
***************************************************3,373,254.813
Abstain
***************************************************1,848,363.231
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
******************************************************839,476,937.89
7
Against
***************************************************2,567,956.569
Abstain
***************************************************2,029,871.474
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
******************************************************838,875,926.08
8
Against
***************************************************3,216,755.864
Abstain
***************************************************1,982,083.988
Broker Non-votes
******************************************127,530,558.000
TOTAL
***************************************************971,605,323.940

Item 77c Series 2


A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFT, was held on April 28, 2003. The purpose of the
Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
February 21, 2003.


Proposal 1


The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.



Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058

TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122


Proposal 2


The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.


									No. of Shares
For ************************************************187,931,160.862
Against **********************************************1,137,096.668
Abstain ************************************************267,955.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970


Proposal 3


The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results of the votes are as set forth below.


Proposal 3.A  Diversification
									No. of Shares
For ************************************************187,764,330.557
Against **********************************************1,303,926.973
Abstain ************************************************267,955.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.B  Borrowing
     									No. of Shares
For ************************************************187,500,557.389
Against **********************************************1,567,700.141
Abstain ************************************************267,955.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.C  Senior Securities
									No. of Shares
For ************************************************187,509,390.145
Against **********************************************1,558,862.385
Abstain ************************************************267,960.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.D  Underwriting Securities
         								No. of Shares
For ************************************************187,725,168.382
Against **********************************************1,343,089.148
Abstain ************************************************267,955.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.E  Real Estate
         								No. of Shares
For ************************************************187,510,817.297
Against **********************************************1,557,440.234
Abstain ************************************************267,955.439
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.F  Making Loans
         								No. of Shares
For ************************************************187,316,989.875
Against **********************************************1,750,424.656
Abstain ************************************************268,798.439
Broker Non-votes ************************************61,738,146.000

TOTAL **********************************************251,074,358.970
Proposal 3.G  Concentration of Investments
         								No. of Shares
For ************************************************187,510,787.297
Against **********************************************1,557,470.234
Abstain ************************************************267,955.439
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.H  Commodities
         								No. of Shares
For ************************************************187,376,917.562
Against **********************************************1,691,339.968
Abstain ************************************************267,955.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
         								No. of Shares
For ************************************************187,509,972.145
Against **********************************************1,557,437.385
Abstain ************************************************268,803.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.K  Investments for Control
         								No. of Shares
For ************************************************187,400,291.527
Against **********************************************1,667,123.003
Abstain ************************************************268,798.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.L  Investments in Other Investment Companies
         								No. of Shares
For ************************************************187,508,519.145
Against **********************************************1,341,243.997
Abstain ************************************************486,449.828
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.M  Writing and Selling Options
         								No. of Shares
For ************************************************187,508,522.145
Against **********************************************1,558,892.385
Abstain ************************************************268,798.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.N  Interests in Oil, Gas, Etc.
        								No. of Shares
For ************************************************187,241,713.827
Against **********************************************1,825,700.703
Abstain ************************************************268,798.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970
Proposal 3.O  Margin Activities and Short Selling
         								No. of Shares
For ************************************************187,357,039.050
Against **********************************************1,710,375.480
Abstain ************************************************268,798.440
Broker Non-votes ************************************61,738,146.000
TOTAL **********************************************251,074,358.970

Item 77c Series 3


A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFT, was held on April 28, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
February 21,2003.


Proposal 1


The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together
With the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.


Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122


Proposal 2


The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.
The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.


										No. of
Shares
For
*****************************************************26,345,628.697
Against
**************************************************270,819.441
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100


Proposal 3


The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results of the votes are as set forth below.


Proposal 3.A  Diversification
									No. of Shares
For
*****************************************************26,347,733.071
Against
**************************************************268,715.067
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.B  Borrowing
									No. of Shares
For
*****************************************************26,347,733.071
Against
**************************************************268,715.067
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.C  Senior Securities
									No. of Shares
For
*****************************************************26,345,615.697
Against
**************************************************270,832.441
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.D  Underwriting Securities
									No. of Shares
For
*****************************************************26,345,628.697
Against
**************************************************270,819.441
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.E  Real Estate
									No. of Shares
For
*****************************************************26,345,615.697
Against
**************************************************270,832.441
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.F  Making Loans
									No. of Shares
For
*****************************************************26,062,826.702
Against
**************************************************553,621.436
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.G  Concentration of Investments
									No. of Shares
For
*****************************************************26,064,931.076
Against
**************************************************551,517.063
Abstain **************************************************50,719.961
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.H  Commodities
									No. of Shares
For
*****************************************************26,062,813.702
Against
**************************************************553,634.436
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
									No. of Shares
For
*****************************************************26,345,628.697
Against
**************************************************270,819.441
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.K  Investments for Control
									No. of Shares
For
*****************************************************26,062,826.702
Against
**************************************************553,621.436
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.L  Investments in Other Investment Companies
									No. of Shares
For
*****************************************************26,345,628.697
Against
**************************************************270,819.441
Abstain **************************************************50,719.962

Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.M  Writing and Selling Options
									No. of Shares
For
*****************************************************26,345,615.697
Against
**************************************************270,832.441
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.N  Interests in Oil, Gas, Etc.
									No. of Shares
For
*****************************************************26,345,628.697
Against
**************************************************270,819.441
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100
Proposal 3.O  Margin Activities and Short Selling
									No. of Shares
For
*****************************************************26,345,628.697
Against
**************************************************270,819.441
Abstain **************************************************50,719.962
Broker Nonvotes
*****************************************10,466,714.000
TOTAL
**************************************************37,133,882.100

Item 77c Series 6


A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFT, was held on April 28, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
February 21, 2003.


Proposal 1


The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.


Nominees: No. of Shares


David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122



Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122


Proposal 2


The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.
The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.


										No. of
Shares
For
******************************************************3,702,875.824
Against ***************************************************5,326.747
Abstain
***************************************************17,639.812
Broker Non-
votes******************************************407,725.000
TOTAL
***************************************************4,133,567.383




Proposal 3


The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.


Proposal 3.A  Diversification
										No. of
Shares
For
******************************************************3,700,187.329
Against ***************************************************5,969.120

Abstain
***************************************************19,685.934
Broker Non-votes**************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.B  Borrowing
										No. of
Shares
For
******************************************************3,700,520.981
Against ***************************************************7,327.355
Abstain
***************************************************17,994.047
Broker Non-votes**************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.C  Senior Securities
										No. of
Shares
For
******************************************************3,699,866.321
Against ***************************************************6,191.582
Abstain
***************************************************19,784.480
Broker Non-votes**************************************407,725.000
TOTAL
***************************************************4,133,567.383

Proposal 3.D  Underwriting Securities
										No. of
Shares
For
******************************************************3,699,994.662
Against ***************************************************5,914.038
Abstain
***************************************************19,933.683
Broker Non-votes **************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.E  Real Estate
										No. of
Shares
For
******************************************************3,700,217.439
Against ***************************************************5,691.261
Abstain
***************************************************19,933.683
Broker Non-votes***************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.F  Making Loans
										No. of
Shares
For
******************************************************3,698,830.230
Against ***************************************************7,078.470
Abstain
***************************************************19,933.683
Broker Non-votes***************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.G  Concentration of Investments
										No. of
Shares
For
******************************************************3,699,163.773
Against ***************************************************6,671.354
Abstain
***************************************************20,007.256
Broker Non-votes***************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.H  Commodities
										No. of
Shares
For
******************************************************3,698,273.802
Against ***************************************************7,634.898
Abstain
***************************************************19,933.683
Broker Non-votes**************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
******************************************************3,699,438.233
Against ***************************************************6,247.690
Abstain
***************************************************20,156.460
Broker Non-votes***************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.K  Investments for Control
										No. of
Shares
For
******************************************************3,699,014.569
Against ***************************************************6,894.131
Abstain
***************************************************19,933.683
Broker Non-votes**************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares
For
******************************************************3,699,292.112
Against ***************************************************6,616.588
Abstain
***************************************************19,933.683
Broker Non-votes**************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.M  Writing and Selling Options
										No. of
Shares
For
******************************************************3,700,725.265
Against ***************************************************6,337.702
Abstain
***************************************************18,779.416
Broker Non-votes***************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
******************************************************3,700,815.278
Against ***************************************************6,247.690
Abstain
***************************************************18,779.415
Broker Non-votes **************************************407,725.000
TOTAL
***************************************************4,133,567.383
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
******************************************************3,700,168.837
Against ***************************************************6,894.131
Abstain
***************************************************18,779.415
Broker Non-votes**************************************407,725.000
TOTAL
***************************************************4,133,567.383


Item 77c Series 7

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFT, was held on April 28, 2003. This Special Meeting Was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. On May 28, 2003, the Special Meeting reconvened. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122

Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122

Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122

Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122

John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122

Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122

Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122

John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122




Proposal 2

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

										No. of
Shares
For
*******************************************************23,750,525.24
0
Against
****************************************************389,121.478
Abstain
****************************************************374,466.851
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund, which would also be applicable to the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
										No. of
Shares
For
*******************************************************23,755,876.59
5
Against
****************************************************401,972.591
Abstain
****************************************************356,264.383
Broker Non-votes
*******************************************10,082,208.000

TOTAL
****************************************************34,596,321.569
Proposal 3.B  Borrowing
										No. of
Shares
For
*******************************************************23,672,546.25
3
Against
****************************************************478,208.363
Abstain
****************************************************363,358.953
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.C  Senior Securities
										No. of
Shares
For
*******************************************************23,707,587.83
0
Against
****************************************************471,185.990
Abstain
****************************************************335,339.749
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.D  Underwriting Securities
										No. of
Shares
For
*******************************************************23,712,409.57
3
Against
****************************************************463,765.342
Abstain
****************************************************337,938.654
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.E  Real Estate
										No. of
Shares
For
*******************************************************23,742,619.60
4
Against
****************************************************438,786.122
Abstain
****************************************************332,707.843
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.F  Making Loans
										No. of
Shares
For
*******************************************************23,653,626.58
8
Against
****************************************************520,712.568
Abstain
****************************************************339,774.413
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.G  Concentration of Investments
										No. of
Shares
For
*******************************************************23,709,695.66
7
Against
****************************************************457,933.994
Abstain
****************************************************346,483.908
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.H  Commodities
										No. of
Shares
For
*******************************************************23,687,774.71
3
Against
****************************************************488,905.812
Abstain
****************************************************337,433.044
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
*******************************************************23,671,618.63
2
Against
****************************************************503,665.672
Abstain
****************************************************338,829.265
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.K  Investments for Control
										No. of
Shares
For
*******************************************************23,701,537.68
6
Against
****************************************************469,076.417
Abstain
****************************************************343,499.466
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.L Investments in Other Investment Companies
										No. of
Shares
For
*******************************************************23,720,929.46
9
Against
****************************************************452,550.540
Abstain
****************************************************340,633.560
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.M  Writing and Selling Options
										No. of
Shares


For
*******************************************************23,660,747.92
9
Against
****************************************************513,119.154
Abstain
****************************************************340,246.486
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
*******************************************************23,682,894.51
3
Against
****************************************************499,024.287
Abstain
****************************************************332,194.769
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares

For
*******************************************************23,654,835.84
3
Against
****************************************************524,175.514
Abstain
****************************************************335,102.212
Broker Non-votes
*******************************************10,082,208.000
TOTAL
****************************************************34,596,321.569

Item 77c Series 8

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFT, was held on April 28, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122

Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122

Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122

Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122

John Engler
For 1,411,422,159.584
Withhold 4,171,682.538


TOTAL 1,415,593,842.122

Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122
Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122

John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST. The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

										No. of
Shares
For
******************************************************8,341,908.069
Against ***************************************************6,083.714
Abstain
***************************************************10,399.061
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
										No. of
Shares
For
******************************************************8,335,272.574
Against
***************************************************13,029.243
Abstain
***************************************************10,089.027
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.B  Borrowing
										No. of
Shares
For
******************************************************8,334,231.513
Against
***************************************************14,070.305
Abstain
***************************************************10,089.026
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.C  Senior Securities
										No. of
Shares
For
******************************************************8,334,136.758
Against
***************************************************13,948.550
Abstain
***************************************************10,305.536
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.D  Underwriting Securities
										No. of
Shares
For
******************************************************8,334,938.554
Against
***************************************************13,363.264
Abstain
***************************************************10,089.026
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.E  Real Estate
										No. of
Shares
For
******************************************************8,335,098.064
Against
***************************************************13,203.754
Abstain
***************************************************10,089.026
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.F  Making Loans
										No. of
Shares
For
******************************************************8,333,944.935
Against
***************************************************14,356.882
Abstain
***************************************************10,089.027
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.G  Concentration of Investments
										No. of
Shares
For
******************************************************8,334,774.043
Against
***************************************************13,311.264
Abstain
***************************************************10,305.537
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.H  Commodities
										No. of
Shares
For
******************************************************8,334,353.268
Against
***************************************************13,948.550
Abstain
***************************************************10,089.026
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
******************************************************8,334,014.247
Against
***************************************************14,071.060
Abstain
***************************************************10,305.537
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.K  Investments for Control
										No. of
Shares
For
******************************************************8,334,581.221
Against
***************************************************13,504.086
Abstain
***************************************************10,305.537
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares
For
******************************************************8,334,716.043
Against
***************************************************13,485.019
Abstain
***************************************************10,189.782
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.M  Writing and Selling Options
										No. of
Shares
For
******************************************************8,334,231.513
Against
***************************************************14,070.305
Abstain
***************************************************10,089.026
Broker Non-votes
******************************************210,519.000

TOTAL
***************************************************8,568,909.844
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
******************************************************8,330,914.308
Against
***************************************************13,029.243
Abstain
***************************************************14,447.293
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
******************************************************8,334,447.778
Against
***************************************************14,070.305
Abstain ***************************************************9,872.761
Broker Non-votes
******************************************210,519.000
TOTAL
***************************************************8,568,909.844

Item 77c Series 9

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFT, was held on April 28, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the

Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
 For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122

Proposal 2
The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.
The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

										No. of
Shares
For
******************************************************34,213,712.188
Against
***************************************************104,454.334
Abstain
***************************************************29,631.796
Broker Non-votes
*****************************************1,305,679.000
TOTAL
***************************************************35,653,477.318

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
										No. of
Shares
For
*****************************************************34,239,884.511
Against **************************************************79,265.934
Abstain **************************************************28,647.873
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.B  Borrowing
										No. of
Shares
For
*****************************************************34,226,777.813
Against **************************************************90,506.785
Abstain **************************************************30,513.720
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.C  Senior Securities
										No. of
Shares
For
*****************************************************34,202,417.672
Against
**************************************************113,653.002
Abstain **************************************************31,727.644
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.D  Underwriting Securities
										No. of
Shares
For
*****************************************************34,238,220.972
Against **************************************************77,755.394
Abstain **************************************************31,821.952
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.E  Real Estate
										No. of
Shares
For
*****************************************************34,238,128.690
Against **************************************************79,751.524
Abstain **************************************************29,918.104
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.F  Making Loans
										No. of
Shares
For
*****************************************************34,204,316.212
Against
**************************************************115,890.157
Abstain **************************************************27,591.949
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.G  Concentration of Investments
										No. of
Shares
For
*****************************************************34,235,373.227
Against **************************************************76,877.061
Abstain **************************************************35,548.030
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.H  Commodities
										No. of
Shares
For
*****************************************************34,227,784.736
Against **************************************************88,693.246
Abstain **************************************************31,320.336
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318

Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
*****************************************************34,202,473.954
Against
**************************************************113,800.720
Abstain **************************************************31,523.644
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.K  Investments for Control
										No. of
Shares
For
*****************************************************34,234,004.355

Against **************************************************81,979.012
Abstain **************************************************31,814.951
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares
For
*****************************************************34,232,984.566
Against **************************************************84,146.032
Abstain **************************************************30,667.720
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.M  Writing and Selling Options

										No. of
Shares
For
*****************************************************34,203,845.186
Against
**************************************************114,792.644
Abstain **************************************************29,160.488
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.N Interests in Oil, Gas, Etc.
										No. of
Shares
For
*****************************************************34,203,409.955
Against
**************************************************112,631.720
Abstain **************************************************31,756.643
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
*****************************************************34,225,015.632
Against **************************************************90,817.734
Abstain **************************************************31,964.952
Broker Non-votes
*****************************************1,305,679.000
TOTAL
**************************************************35,653,477.318


Item 77c Series 10

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFT, was held on April 28, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.
The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

										No. of
Shares
For
********************************************************8,788,740.99
9
Against
*****************************************************17,887.757
Abstain
*****************************************************12,026.822
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
										No. of
Shares
For
********************************************************8,791,839.25
2
Against
*****************************************************17,887.757
Abstain
*****************************************************8,928.569
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.B  Borrowing
										No. of
Shares
For
********************************************************8,787,557.29
8
Against
*****************************************************21,741.389
Abstain
*****************************************************9,356.891
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.C  Senior Securities
										No. of
Shares
For
********************************************************8,790,842.34
4
Against
*****************************************************19,074.194
Abstain
*****************************************************8,739.040
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.D  Underwriting Securities
										No. of
Shares
For
********************************************************8,787,229.50
5
Against
*****************************************************18,970.930
Abstain
*****************************************************12,455.143
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.E  Real Estate
										No. of
Shares
For
********************************************************8,790,945.60
8
Against
*****************************************************18,970.930
Abstain
*****************************************************8,739.040
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.F  Making Loans
										No. of
Shares
For
********************************************************8,790,224.49
3
Against
*****************************************************19,074.194
Abstain
*****************************************************9,356.891
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.G  Concentration of Investments
										No. of
Shares
For
********************************************************8,793,508.27
5
Against
*****************************************************16,218.735
Abstain
*****************************************************8,928.568
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.H  Commodities
										No. of
Shares
For
********************************************************8,793,269.48
2
Against
*****************************************************16,218.735
Abstain
*****************************************************9,167.361
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
********************************************************8,789,213.32
1
Against
*****************************************************20,513.688
Abstain
*****************************************************8,928.569
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.K  Investments for Control
										No. of
Shares
For
********************************************************8,788,784.99
9
Against
*****************************************************20,513.688
Abstain
*****************************************************9,356.891
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares
For
********************************************************8,788,867.26
4
Against
*****************************************************17,761.493
Abstain
*****************************************************12,026.821
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.M  Writing and Selling Options
										No. of
Shares
For
********************************************************8,786,391.86
2
Against
*****************************************************19,808.573
Abstain
*****************************************************12,455.143
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
********************************************************8,790,220.49
3
Against
*****************************************************16,218.470
Abstain
*****************************************************12,216.615
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
********************************************************8,782,422.96
5
Against
*****************************************************19,619.045
Abstain
*****************************************************16,613.568
Broker Non-votes
********************************************607,582.000
TOTAL
*****************************************************9,426,237.578

Item 77c Series 11

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFT, was held on April 28, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST. The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

									No. of Shares

For
*****************************************************13,257,310.037
Against **************************************************41,103.523
Abstain **************************************************11,069.141
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
									No. of Shares
For
*****************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.B  Borrowing
									No. of Shares
For
*****************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.C  Senior Securities
									No. of Shares
For
*****************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.D  Underwriting Securities
									No. of Shares
For
*****************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.E  Real Estate
									No. of Shares
For
*****************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.F  Making Loans
									No. of Shares
For
****************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.G  Concentration of Investments
									No. of Shares
For
****************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.H  Commodities
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.K  Investments for Control
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.L  Investments in Other Investment Companies
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.M  Writing and Selling Options
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.N  Interests in Oil, Gas, Etc.
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.O  Margin Activities and Short Selling
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.Q  Joint Accounts
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.R  Investments in which a Trustee or Officer is Invested
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701
Proposal 3.S  Unseasoned Companies
									No. of Shares
For
***************************************************13,244,108.834
Against **************************************************45,053.655
Abstain **************************************************20,320.212
Broker Non-votes
*****************************************851,942.000
TOTAL
**************************************************14,161,424.701

Item 77c Series 12

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFT, was held on April 28, 2003. This
Special Meeting was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. The Special Meeting reconvened on May 28, 2003, was further adjourned, and reconvened again on June 12, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.

										No. of
Shares
For
********************************************************5,953,091.89
0
Against
*****************************************************93,510.236
Abstain
*****************************************************125,273.025
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
										No. of
Shares
For
********************************************************5,944,448.52
2
Against
*****************************************************98,736.936
Abstain
*****************************************************128,689.693
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.B  Borrowing
										No. of
Shares
For
********************************************************5,906,331.88
9
Against
*****************************************************129,560.707
Abstain
*****************************************************135,982.555
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.C  Senior Securities
										No. of
Shares
For
********************************************************5,919,486.78
6
Against
*****************************************************110,256.810
Abstain
*****************************************************142,131.555
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.D  Underwriting Securities
										No. of
Shares
For
********************************************************5,927,693.19
4
Against
*****************************************************106,928.792
Abstain
*****************************************************137,253.165
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151

Proposal 3.E  Real Estate
										No. of
Shares
For
********************************************************5,933,119.27
7
Against
*****************************************************105,643.019
Abstain
*****************************************************133,112.855
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.F  Making Loans

										No. of
Shares
For
********************************************************5,899,719.18
5
Against
*****************************************************136,781.569
Abstain
*****************************************************135,374.397
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151


Proposal 3.G  Concentration of Investments
										No. of
Shares
For
********************************************************5,920,543.41
5
Against
*****************************************************106,609.940
Abstain
*****************************************************144,721.796
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.H  Commodities
										No. of
Shares
For
********************************************************5,902,175.71
3
Against
*****************************************************132,569.583
Abstain
*****************************************************137,129.855
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
********************************************************5,912,835.69
1
Against
*****************************************************125,884.631
Abstain
*****************************************************133,154.829
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.K  Investments for Control
										No. of
Shares
For
********************************************************5,926,414.91
4
Against
*****************************************************109,737.745
Abstain
*****************************************************135,722.492
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares
For
********************************************************5,908,042.21
2
Against
*****************************************************123,130.169
Abstain
*****************************************************140,702.770
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.M  Writing and Selling Options
										No. of
Shares
For
********************************************************5,905,212.58
9
Against
*****************************************************134,188.906
Abstain
*****************************************************132,473.656
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
********************************************************5,920,056.28
9
Against
*****************************************************119,239.175
Abstain
*****************************************************132,579.687
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
********************************************************5,897,756.23
3
Against
*****************************************************136,211.874
Abstain
*****************************************************137,907.044
Broker Non-votes
********************************************3,045,121.000
TOTAL
*****************************************************9,216,996.151

Item 77c Series 13

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFT, was held on April 28, 2003. The purpose of the
Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Fund, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122



Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.

For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.
The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

										No. of
Shares
For
******************************************************3,446,605.368
Against ***************************************************698.296
Abstain
***************************************************21,462.425
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************12,177.296
Abstain
***************************************************32,136.397
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.B  Borrowing
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************17,514.282
Abstain
***************************************************26,799.411
Broker Non-votes
******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.C  Senior Securities
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************12,177.296
Abstain
***************************************************32,136.397
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.D  Underwriting Securities
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************12,177.296
Abstain
***************************************************32,136.397
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.E  Real Estate
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************12,177.296
Abstain
***************************************************32,136.397
Broker Non-votes
******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.F  Making Loans
										No. of
Shares

For
******************************************************3,424,452.396
Against
***************************************************17,514.282
Abstain
***************************************************26,799.411
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.G  Concentration of Investments
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************12,177.296
Abstain
***************************************************32,136.397
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.H  Commodities
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************12,177.296
Abstain
***************************************************32,136.397
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
******************************************************3,422,104.396
Against
***************************************************14,525.296
Abstain
***************************************************32,136.397
Broker Non-votes
******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.K  Investments for Control
										No. of
Shares
For
******************************************************3,422,104.396
Against
***************************************************12,177.296
Abstain
***************************************************34,484.397
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares

For
******************************************************3,422,104.396
Against
***************************************************14,525.296
Abstain
***************************************************32,136.397
Broker Non-votes
******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.M  Writing and Selling Options
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************17,514.282
Abstain
***************************************************26,799.411
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
******************************************************3,424,452.396
Against
***************************************************12,177.296
Abstain
***************************************************32,136.397
Broker Non-votes
******************************************156,378.000
TOTAL
***************************************************3,625,144.089
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
******************************************************3,422,104.396
Against
***************************************************14,525.296
Abstain
***************************************************32,136.397
Broker Non-
votes******************************************156,378.000
TOTAL
***************************************************3,625,144.089

Item 77c Series 14
A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFT, was held on April 28, 2003. The purpose of the
Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert....
 For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott....
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler....
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
 For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122



Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.
The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.


										No. of
Shares
For
*****************************************************10,669,783.447

Against **************************************************15,131.348
Abstain **************************************************36,172.838
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
										No. of
Shares
For
*****************************************************10,668,750.479
Against **************************************************15,873.689
Abstain **************************************************36,463.465
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.B  Borrowing
										No. of
Shares
For
*****************************************************10,663,646.810
Against **************************************************19,375.755
Abstain **************************************************38,065.068
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.C  Senior Securities
										No. of
Shares
For
*****************************************************10,667,714.274
Against **************************************************17,039.418
Abstain **************************************************36,333.941
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.D  Underwriting Securities
										No. of
Shares
For
*****************************************************10,667,516.990
Against **************************************************16,700.242
Abstain **************************************************36,870.401
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.E  Real Estate
										No. of
Shares
For
*****************************************************10,667,326.779
Against **************************************************16,489.071
Abstain **************************************************37,271.783
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.F  Making Loans
										No. of
Shares
For
*****************************************************10,671,289.961
Against **************************************************18,985.838
Abstain **************************************************30,811.834
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.G  Concentration of Investments
										No. of
Shares
For
*****************************************************10,673,385.997
Against **************************************************16,656.969
Abstain **************************************************31,044.667
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.H  Commodities
										No. of
Shares
For
*****************************************************10,671,526.326
Against **************************************************18,244.135
Abstain **************************************************31,317.172
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
*****************************************************10,670,850.866
Against **************************************************17,984.379
Abstain **************************************************32,252.388
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.K  Investments for Control
										No. of
Shares
For
*****************************************************10,672,295.571
Against **************************************************16,266.177
Abstain **************************************************32,525.885
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares
For
*****************************************************10,671,663.643
Against **************************************************17,050.569
Abstain **************************************************32,373.421
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.M  Writing and Selling Options
										No. of
Shares
For
*****************************************************10,669,892.355
Against **************************************************19,084.238
Abstain **************************************************32,111.040
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
*****************************************************10,673,431.145
Against **************************************************16,690.094
Abstain **************************************************30,966.394
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
*****************************************************10,669,997.512
Against **************************************************21,120.481
Abstain **************************************************29,969.640
Broker Non-votes
*****************************************674,452.000
TOTAL
**************************************************11,395,539.633

Item 77c Series 15

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFT, was held on April 28, 2003. The purpose of the
Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the irectors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122
Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.
The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

										No. of
Shares
For
*******************************************************15,511,562.68
9
Against
****************************************************66,339.526
Abstain
****************************************************41,930.464
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
										No. of
Shares
For
*******************************************************15,534,830.46
0
Against
****************************************************48,860.250
Abstain
****************************************************36,141.969
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.B  Borrowing
										No. of
Shares
For
*******************************************************15,525,094.25
6
Against
****************************************************55,294.365
Abstain
****************************************************39,444.058
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.C  Senior Securities
										No. of
Shares
For
*******************************************************15,506,308.58
9
Against
****************************************************76,363.366
Abstain
****************************************************37,160.724
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.D  Underwriting Securities
										No. of
Shares
For
*******************************************************15,535,288.52
3
Against
****************************************************46,182.854
Abstain
****************************************************38,361.302
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679

Proposal 3.E  Real Estate
										No. of
Shares
For
*******************************************************15,533,081.41
5
Against
****************************************************49,189.894
Abstain
****************************************************37,561.370
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.F  Making Loans
										No. of
Shares
For
*******************************************************15,476,038.07
7
Against
****************************************************108,258.100
Abstain
****************************************************35,536.502
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.G  Concentration of Investments

										No. of
Shares
For
*******************************************************15,530,026.97
1
Against
****************************************************52,304.339
Abstain
****************************************************37,501.369
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.H  Commodities
										No. of
Shares
For
*******************************************************15,526,589.88
2
Against
****************************************************57,398.472
Abstain
****************************************************35,844.325
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
										No. of
Shares
For
*******************************************************15,503,941.25
5
Against
****************************************************78,508.877
Abstain
****************************************************37,382.547
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679

Proposal 3.K  Investments for Control
										No. of
Shares
For
*******************************************************15,531,890.83
8
Against
****************************************************51,509.228
Abstain
****************************************************36,432.613
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.L  Investments in Other Investment Companies
										No. of
Shares
For
*******************************************************15,529,085.63
4
Against
****************************************************54,215.609
Abstain
****************************************************36,531.436
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.M  Writing and Selling Options
										No. of
Shares
For
*******************************************************15,503,868.25
5
Against
****************************************************81,480.677
Abstain
****************************************************34,483.747
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.N  Interests in Oil, Gas, Etc.
										No. of
Shares
For
*******************************************************15,530,873.08
2
Against
****************************************************54,755.494
Abstain
****************************************************34,204.103
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679
Proposal 3.O  Margin Activities and Short Selling
										No. of
Shares
For
*******************************************************15,527,880.05
6
Against
****************************************************55,920.654
Abstain
****************************************************36,031.969
Broker Non-votes
*******************************************1,689,752.000
TOTAL
****************************************************17,309,584.679

Item 77c Series 16

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFT, was held on April 28, 2003. The purpose of the
Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated
February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFT approved the proposal, as did the shareholders of MFI, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFT are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 1,412,842,369.064
Withhold 2,751,473.058
TOTAL 1,415,593,842.122


Joseph E. Champagne
For 1,412,911,837.169
Withhold 2,682,004.953
TOTAL 1,415,593,842.122


Thomas D. Eckert
For 1,412,891,621.682
Withhold 2,702,220.440
TOTAL 1,415,593,842.122


Charles W. Elliott
For 1,412,822,697.046
Withhold 2,771,145.076
TOTAL 1,415,593,842.122


John Engler
For 1,411,422,159.584
Withhold 4,171,682.538
TOTAL 1,415,593,842.122


Michael T. Monahan
For 1,412,287,359.761
Withhold 3,306,482.361
TOTAL 1,415,593,842.122


Arthur T. Porter
For 1,412,260,202.958
Withhold 3,333,639.164
TOTAL 1,415,593,842.122


John Rakolta, Jr.
For 1,412,413,777.052
Withhold 3,180,065.070
TOTAL 1,415,593,842.122


Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized with and into the Fund as a separate series of MST. The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

									No. of Shares
For**********************************************7,908,361.400
Against *****************************************************67.003
Abstain *************************************************70,868.426
Broker Non-votes***********************************357,074.000
TOTAL********************************************8,336,370.829

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
									No. of Shares
For**********************************************7,888,055.575
Against *************************************************20,172.820
Abstain *************************************************71,068.434
Broker Non-votes ***********************************357,074.000
TOTAL.... ********************************************8,336,370.829
Proposal 3.B  Borrowing
									No. of Shares
For**********************************************7,886,744.519
Against *************************************************21,739.888
Abstain *************************************************70,812.422
Broker Non-votes ***********************************357,074.000
TOTAL ********************************************8,336,370.829
Proposal 3.C  Senior Securities
									No. of Shares
For **********************************************7,888,055.575
Against *************************************************20,428.833
Abstain *************************************************70,812.421
Broker Nonvotes************************************357,074.000
TOTAL ********************************************8,336,370.829
Proposal 3.D  Underwriting Securities
									No. of Shares
For**********************************************7,908,161.391
Against ****************************************************323.016
Abstain *************************************************70,812.422

Broker Nonvotes ************************************357,074.000
TOTAL ********************************************8,336,370.829
Proposal 3.E  Real Estate
									No. of Shares
For**********************************************7,900,146.066
Against *************************************************20,612.839
Abstain *************************************************58,537.924
Broker Nonvotes ************************************357,074.000
TOTAL ********************************************8,336,370.829
Proposal 3.F  Making Loans
									No. of Shares
For**********************************************7,887,145.536
Against *************************************************20,612.839
Abstain *************************************************71,538.454
Broker Nonvotes************************************357,074.000
TOTAL********************************************8,336,370.829
Proposal 3.G  Concentration of Investments
									No. of Shares
For **********************************************7,899,489.040
Against *************************************************21,483.875
Abstain *************************************************58,323.914
Broker Nonvotes************************************357,074.000
TOTAL********************************************8,336,370.829
Proposal 3.H  Commodities
									No. of Shares
For*********************************************7,898,709.007
Against *************************************************22,049.898
Abstain *************************************************58,537.924
Broker Nonvotes ************************************357,074.000
TOTAL********************************************8,336,370.829
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
									No. of Shares
For**********************************************7,899,890.056
Against *************************************************20,868.849
Abstain *************************************************58,537.924
Broker Nonvotes ************************************357,074.000
TOTAL********************************************8,336,370.829
Proposal 3.K  Investments for Control

									No. of Shares
For**********************************************7,907,721.375
Against ****************************************************763.033
Abstain *************************************************70,812.421
Broker Nonvotes************************************357,074.000
TOTAL********************************************8,336,370.829
Proposal 3.L  Investments in Other Investment Companies
									No. of Shares
For*********************************************7,900,200.069
Against ****************************************************453.016
Abstain *************************************************78,643.744
Broker Nonvotes************************************357,074.000
TOTAL********************************************8,336,370.829
Proposal 3.M  Writing and Selling Options
									No. of Shares
For.... **********************************************7,887,585.555
Against *************************************************20,428.833
Abstain *************************************************71,282.441
Broker Nonvotes************************************357,074.000
TOTAL********************************************8,336,370.829
Proposal 3.N  Interests in Oil, Gas, Etc.
									No. of Shares
For **************************************************7,900,800.092
Against *************************************************20,428.833
Abstain *************************************************58,067.904
Broker Nonvotes************************************357,074.000
TOTAL ************************************************8,336,370.829
Proposal 3.O  Margin Activities and Short Selling
									No. of Shares
For **************************************************7,900,020.059
Against *************************************************21,208.865
Abstain *************************************************58,067.905
Broker Nonvotes ************************************357,074.000
TOTAL ************************************************8,336,370.829